united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street Omaha, Nebraska 68137

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/15

ITEM 1. REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

JAG Large Cap Growth Fund

September 30, 2015

JAG Capital Management LLC
9841 Clayton Road
St. Louis, MO 63124

September 30, 2015

Annual Shareholder Letter

Dear Shareholder:

Consistent with our longstanding investment philosophy and process, substantially all of the Fund’s assets are invested in a focused portfolio of companies which we believe possess strong growth characteristics, fundamental strength, and compelling long-term price appreciation potential.

Over the past year, the biggest contributors to the Fund’s performance have been investments we have made in companies within the Information Technology, Consumer Staples, and Consumer Discretionary sectors. During the Reporting Period, the Fund’s Class A, C, and I shares generated cumulative total returns, without sales charges, of 4.68%, 3.88% ,and 4.92%, respectively. These returns compare to the cumulative total returns of the Fund’s benchmark, the Russell 1000 Growth Total Return Index which was 3.17%.

Actively-managed, long-only portfolios like the Fund can outperform a passive index in one or (ideally) both of the following ways:

1.	Owning a group of securities which collectively outperform the index.

2.	Avoiding ownership of securities that underperform the index.

Put into practice, this means that active-managed funds need to be built differently than the benchmark they seek, assuming they intend to outperform that same benchmark after costs. This is a self-evident concept if one takes some time to think about it. If an investor seeks to build a portfolio that has the potential to generate returns in excess of the S&P 500 Index, then her portfolio will need be comprised of different stocks – held in varying proportions or portfolio weights - than the S&P 500 Index. If she instead builds her portfolio to mirror the index’s composition, then her returns will simply be equivalent to those of the index, less her trading costs.

By the way, this is exactly what so-called “passive” index funds are designed to accomplish – they build portfolios which are essentially identical to the holdings of their target index. By minimizing their trading and administrative costs, they hope to deliver net returns that are very close to those of the benchmark. But since their costs must always be some amount greater than zero, these index funds will – always and everywhere- deliver lower returns than the index.

As you are hopefully aware, the Fund’s managers use an active approach to portfolio management. We focus intently on our goal of delivering long-term excess returns, after all expenses, when compared to the Russell 1000 Growth Index and the S&P 500 Index. Far from mirroring our index, we seek to build a diversified but focused portfolio of 30-40 individual common stocks which we believe have the potential to reward shareholders with outsize returns over the intermediate and long term.

From the standpoint of investment philosophy and process, we believe risk management goes hand-in-hand with managing the Fund’s portfolio. To us, managing risk involves two key components:

●	Maintaining a Robust Sell Discipline. Investing and uncertainty go hand in hand, and no one knows what the long-term future holds for any company. Just over the last 25 years, many once-mighty companies have fallen from grace, including General Motors, Lehman Brothers, and JC Penney, just to name a few. The dynamic forces of capitalism are continuously producing winners and losers in the global economy.

9841 Clayton Road St. Louis, MO 63124
toll-free 800.966.4596   314.997.1277   jagcapitalfunds.com

Because we know this in our bones, we never “fall in love” with our portfolio companies. If our original buy thesis changes, or we believe a company will face significant challenges in executing their business plan, we will sell the stock – no matter how much we like the underlying company or its products or services.

●	Avoiding Potential Problems. We are not required to own the entire market – just the 30-40 stocks that we find most attractive at a given point in time. This allows us the flexibility to avoid stocks that we think have unfavorable risk/reward ratios. To use a recent example, the Fund liquidated its two remaining energy stocks in September 2014, as we believed that the sharp decline in global oil prices would place significant downward pressure on energy company profits. Note that our sell decision was not driven by a lack of faith in our companies’ management teams, or doubts over the quality of their assets or operations. It was simply a reflection of our belief that even the best oil companies in the world would be unable to buck a prolonged decline in the price of oil. According to our return attribution software, our decision to side-step the bear market in energy stocks accounted for more than 50% of the Fund’s excess return over the twelve months ending 9/30/15.

Looking forward, we remain constructive on stocks. First of all, commodities appear to be trying to form a bottom, most noticeably in regards to oil but also in copper and natural gas. This is meaningful, because the collapse in commodities has been ground zero for much investor consternation over the past 18 months. In addition to the very important fact that pervasively falling commodity prices contribute to fears of deflation, there are literally trillions of dollars of global enterprise value tied up in the energy and mining industries. Prolonged and persistent weakness in the prices of stuff that needs to mined or drilled has had a huge impact on these groups’ equity valuations and credit spreads. While we recognize that low commodity prices represent a tailwind to consumers and help support profit margins in certain manufacturing-related industries, these positive effects have been masked by the specter of deflation and the prospect of longer-term credit risk faced by some truly significant global companies. Therefore, if a more sustainable commodity bottom can be carved out, it could help rebuild equity valuations, tighten credit spreads, and preserve dividends, which we think would help support the broader equity market.

Overall, equity valuations remain in the “fair” range. At roughly 15x the 2016 S&P 500 earnings estimate, stocks are neither rich nor cheap relative to earnings. But the broader market’s earnings yield of approximately 6% compares favorably to both 10-year Treasury yields of 2% and BAA bond yields of 5.4%. As long as interest rates remain low, equities probably have decent valuation support at these levels.

More promising for those who resonate to contrarian indicators, investor sentiment is tilting bearish as we enter the fourth quarter. Individual investors have been skeptical of the prospects for stocks for some time. Survey data from the American Association of Individual Investors shows that bullish sentiment has stayed below 40% for a record 32 straight weeks. Perhaps more importantly, Street analysts seem to be leaning increasingly towards bearishness as the year progresses. Sell-side analysts have continued to cut their companies’ earnings estimates over the past year, to the point where the earnings “bar” could now be set low enough to allow for an upside surprise. To that point, researchers from Bespoke have discerned a negative correlation between earnings revisions and subsequent stock performance. They write, “The general rule of thumb has been that negative sentiment has led to positive returns during earnings season.” Specifically, since the beginning of the current bull market in 2009, they note that the S&P 500 has generated positive returns 84% of the time when earnings revisions were negative, compared with 43% of the time when earnings revisions were positive.

From a portfolio positioning standpoint, we are building up our exposure to the Technology and Consumer

9841 Clayton Road St. Louis, MO 63124
toll-free 800.966.4596   314.997.1277   jagcapitalfunds.com

Discretionary sectors. We still don’t think Technology stocks get enough respect as a group, given numerous positive secular catalysts and reasonable growth-adjusted valuations. Consumer spending should continue to benefit from the “tax cut” effects of lower energy costs, and consumer-oriented companies with strong brands and good management have been able to maintain and grow their margins despite a globally disinflationary environment. While we still maintain no exposure to Energy and little exposure to cyclical Industrials and Materials stocks, this could change in the coming months if commodity prices continue to stabilize.

Best regards,

Norman B. Conley III	Daniel J. Ferry, Jr.
Portfolio Manager	Portfolio Manager

*	The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

4749-NLD-10/19/2015

9841 Clayton Road St. Louis, MO 63124
toll-free 800.966.4596   314.997.1277   jagcapitalfunds.com

JAG Large Cap Growth Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2015

The Fund’s performance figures* for each of the periods ended September 30, 2015, compared to its benchmark:

		3 Year Return
	1 Year Return	(Annualized)	Since Inception(a)
Class A	4.68%	11.81%	14.02%
Class A with 5.75% load	(1.36)%	9.62%	12.25%
Class C	3.88%	10.96%	13.13%
Class I	4.92%	12.10%	14.28%
Russell 1000 Growth Total Return Index(b)	3.17%	13.61%	15.43%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Manager and the Trust, with respect to the Fund, have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding any front end or contingent deferred loads, brokerage commissions, leverage interest, dividends on securities sold short, taxes, costs of investing in underlying funds, expenses incurred with any merger or reorganization, and extraordinary expenses such as litigation) at 1.50%, 2.25%, and 1.25% of the Fund’s average daily net assets through January 31, 2016, for Class A, Class C and Class I shares, respectively. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Trustees. Without these waivers, the Fund’s total annual operating expenses would have been 1.76%, 2.51%, and 1.51% for the JAG Large Cap Growth Fund’s Class A, Class C, and Class I shares, per the latest prospectus, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-855-552-4596.

(a)	JAG Large Cap Growth Fund commenced operations on December 22, 2011.

(b)	The Russell 1000 Growth Total Return Index represents an unmanaged portfolio of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Software	13.3%
Internet	12.7%
Retail	11.7%
Biotechnology	10.6%
Telecommunications	5.7%
Food	5.2%
Beverages	4.5%
Media	4.3%
Apparel	4.1%
Advertising	3.7%
Other / Cash & Cash Equivalents	24.2%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s Holdings.

JAG Large Cap Growth Fund
SCHEDULE OF INVESTMENTS
September 30, 2015

Shares		Value

	COMMON STOCKS - 95.7%
	ADVERTISING- 3.7%
36,661	Nielsen Holdings PLC	$1,630,315

	APPAREL - 4.1%
18,364	Under Armour, Inc. - Cl. A *	1,777,268

	BEVERAGES - 4.5%
14,412	Monster Beverage Corp. *	1,947,638

	BIOTECHNOLOGY - 10.6%
7,706	Celgene Corp. *	833,558
14,144	Gilead Sciences, Inc.	1,388,799
4,625	Illumina, Inc. *	813,167
3,419	Regeneron Pharmaceuticals, Inc. *	1,590,314
		4,625,838
	BUILDING MATERIALS - 1.6%
4,556	Martin Marietta Materials, Inc.	692,284

	COMMERCIAL SERVICES - 2.0%
9,516	MasterCard, Inc. - Cl. A	857,582

	COMPUTERS - 3.1%
12,065	Apple, Inc.	1,330,769

	ENGINEERING & CONSTRUCTION - 2.7%
29,960	Chicago Bridge & Iron Co. NV	1,188,214

	FOOD - 5.2%
46,514	Kroger Co.	1,677,760
15,145	WhiteWave Foods Co. *	608,072
		2,285,832
	HEALTHCARE-PRODUCTS - 1.3%
1,273	Intuitive Surgical, Inc. *	585,045

	HEALTHCARE-SERVICES - 1.0%
5,695	MEDNAX, Inc. *	437,319

	INSURANCE - 2.3%
1,273	Markel Corp. *	1,020,768

	INTERNET - 12.7%
3,084	Amazon.com, Inc. *	1,578,669
20,038	Facebook, Inc. *	1,801,416
8,913	Netflix, Inc. *	920,356
1,004	Priceline Group, Inc. *	1,241,807
		5,542,248

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2015

Shares		Value

	MEDIA - 4.3%
18,364	Walt Disney Co.	$1,876,801

	PACKAGING & CONTAINERS - 1.9%
17,629	Sealed Air Corp.	826,448

	PHARMACEUTICALS - 2.7%
4,287	Allergan plc *	1,165,249

	REAL ESTATE - 1.3%
17,294	CBRE Group, Inc. *	553,408

	RETAIL - 11.7%
16,218	CVS Health Corp.	1,564,713
10,725	Domino’s Pizza, Inc.	1,157,335
33,913	Starbucks Corp.	1,927,615
2,750	Ulta Salon Cosmetics & Fragrance, Inc. *	449,212
		5,098,875
	SOFTWARE - 13.3%
64,006	Activision Blizzard, Inc.	1,977,145
25,801	Akamai Technologies, Inc. *	1,781,817
29,890	Electronic Arts, Inc. *	2,025,048
		5,784,010
	TELECOMMUNICATIONS - 5.7%
20,241	Level 3 Communications, Inc. *	884,329
9,314	Palo Alto Networks, Inc. *	1,602,008
		2,486,337

	TOTAL COMMON STOCKS (Cost $37,002,026)	41,712,248

	SHORT-TERM INVESTMENTS - 23.2%
10,102,780	Federated Treasury Obligations Fund Institutional Shares, 0.01% **	10,102,780
	(Cost $10,102,780)

	TOTAL INVESTMENTS - 118.9% (Cost $47,104,806) (a)	$51,815,028
	LIABILITIES IN EXCESS OF OTHER ASSETS - (18.9)%	(8,246,535)
	TOTAL NET ASSETS - 100.0%	$43,568,493

*	Non-Income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on September 30, 2015

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $47,107,678 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$5,496,330
Unrealized depreciation	(788,980)
Net unrealized appreciation	$4,707,350

See accompanying notes to financial statements.

JAG Large Cap Growth Fund

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2015

ASSETS
Investment securities:
At cost	$47,104,806
At value	$51,815,028
Receivable for Fund shares sold	1,225,010
Prepaid expenses and other assets	11,406
TOTAL ASSETS	53,051,444

LIABILITIES
Payable for investments purchased	9,394,738
Distribution (12b-1) fees payable	46,081
Investment manager fees payable	14,580
Fees payable to other affiliates	11,013
Payable for Fund shares redeemed	509
Accrued expenses and other liabilities	16,030
TOTAL LIABILITIES	9,482,951
NET ASSETS	$43,568,493
Composition of Net Assets:
Paid in capital	$37,527,138
Accumulated net investment loss	(169,934)
Accumulated net realized gain from investment transactions	1,501,067
Net unrealized appreciation of investments	4,710,222
NET ASSETS	$43,568,493

Net Asset Value Per Share:
Class A Shares:
Net Assets	$9,419,393
Shares of beneficial interest outstanding (a)	625,555
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (b)	$15.06
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%)	$15.98

Class C Shares:
Net Assets	$25,801
Shares of beneficial interest outstanding (a)	1,768
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$14.59

Class I Shares:
Net Assets	$34,123,299
Shares of beneficial interest outstanding (a)	2,244,742
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$15.20

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

See accompanying notes to financial statements.

JAG Large Cap Growth Fund

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2015

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $1,458)	$174,035
Interest	42
TOTAL INVESTMENT INCOME	174,077

EXPENSES
Investment management fees	284,410
Distribution (12b-1) fees:
Class A	24,191
Class C	349
Administration fees	51,135
MFund service fees	33,441
Professional fees	18,749
Compliance officer fees	16,040
Registration fees	7,716
Custodian fees	6,024
Non 12b-1 shareholder servicing fees	5,400
Printing and postage expenses	4,961
Trustees fees and expenses	3,744
Insurance expense	1,304
TOTAL EXPENSES	457,464

Less: Fees waived by the Manager	(76,646)
NET EXPENSES	380,818

NET INVESTMENT LOSS	(206,741)

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from:
Investments	1,629,754
Net change in unrealized appreciation (depreciation) on:
Investments	(463,172)

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	1,166,582

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$959,841

See accompanying notes to financial statements.

JAG Large Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2015	September 30, 2014
FROM OPERATIONS
Net investment loss	$(206,741)	$(184,542)
Net realized gain from investments	1,629,754	2,250,255
Net change in unrealized appreciation (depreciation) on investments	(463,172)	944,054
Net increase in net assets resulting from operations	959,841	3,009,767

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	(685,715)	(86,053)
Class C	(2,972)	(615)
Class I	(1,369,036)	(155,849)
Net decrease in net assets from distributions to shareholders	(2,057,723)	(242,517)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	1,793,852	2,030,923
Class C	30,000	1,100
Class I	19,655,951	2,892,040
Net asset value of shares issued in reinvestment of distributions:
Class A	568,695	76,046
Class C	2,499	516
Class I	1,187,703	155,696
Payments for shares redeemed:
Class A	(2,108,287)	(1,615,107)
Class C	(15,405)	(51,891)
Class I	(2,914,442)	(1,847,386)
Net increase in net assets from shares of beneficial interest	18,200,566	1,641,937

TOTAL INCREASE IN NET ASSETS	17,102,684	4,409,187

NET ASSETS
Beginning of Year	26,465,809	22,056,622
End of Year *	$43,568,493	$26,465,809
* Includes accumulated net investment loss of:	$(169,934)	$—

See accompanying notes to financial statements.

JAG Large Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	September 30, 2015	September 30, 2014
SHARE ACTIVITY
Class A:
Shares Sold	113,275	138,586
Shares Reinvested	37,463	5,152
Shares Redeemed	(133,911)	(109,158)
Net increase in shares of beneficial interest outstanding	16,827	34,580

Class C:
Shares Sold	2,025	77
Shares Reinvested	169	36
Shares Redeemed	(993)	(3,553)
Net increase (decrease) in shares of beneficial interest outstanding	1,201	(3,440)

Class I:
Shares Sold	1,267,219	193,128
Shares Reinvested	77,627	10,506
Shares Redeemed	(191,645)	(123,810)
Net increase in shares of beneficial interest outstanding	1,153,201	79,824

See accompanying notes to financial statements.

JAG Large Cap Growth Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period Presented

	Class A

	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,
	2015	2014	2013	2012 (1)
Net asset value, beginning of period	$15.50	$13.84	$11.74	$10.00
Income (loss) from investment operations:
Net investment loss (6)	(0.14)	(0.14)	(0.10)	(0.08)
Net realized and unrealized gain on investments	0.88	1.95	2.21	1.82
Total from investment operations	0.74	1.81	2.11	1.74
Less distributions from:
Net realized gains	(1.18)	(0.15)	(0.01)	—
Total distributions	(1.18)	(0.15)	(0.01)	—
Net asset value, end of period	$15.06	$15.50	$13.84	$11.74
Total return (2)	4.68%	13.16%	18.01%	17.40	% (5)
Net assets, at end of period (000s)	$9,419	$9,433	$7,946	$5,465
Ratio of gross expenses to average net assets (3)(7)	1.77%	1.76%	1.94%	2.42	% (4)
Ratio of net expenses to average net assets (7)	1.50%	1.50%	1.75%	1.75	% (4)
Ratio of net investment loss to average net assets (7)(8)	(0.88%)	(0.91%)	(0.82%)	(0.86	%) (4)
Portfolio Turnover Rate	94%	88%	78%	56	% (5)

(1)	The JAG Large Cap Growth Fund commenced operations on December 22, 2011.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	Annualized.

(5)	Not annualized.

(6)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(7)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

JAG Large Cap Growth Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period Presented

	Class C

	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,
	2015	2014	2013	2012 (1)
Net asset value, beginning of period	$15.16	$13.64	$11.66	$10.00
Income (loss) from investment operations:
Net investment loss (6)	(0.25)	(0.24)	(0.21)	(0.14)
Net realized and unrealized gain on investments	0.86	1.91	2.20	1.80
Total from investment operations	0.61	1.67	1.99	1.66
Less distributions from:
Net realized gains	(1.18)	(0.15)	(0.01)	—
Total distributions	(1.18)	(0.15)	(0.01)	—
Net asset value, end of period	$14.59	$15.16	$13.64	$11.66
Total return (2)	3.88%	12.32%	17.10%	16.60	% (5)
Net assets, at end of period (000s)	$26	$9	$55	$10
Ratio of gross expenses to average net assets (3)(7)	2.52%	2.51%	2.69%	3.17	% (4)
Ratio of net expenses to average net assets (7)	2.25%	2.25%	2.50%	2.50	% (4)
Ratio of net investment loss to average net assets (7)(8)	(1.63%)	(1.66%)	(1.65%)	(1.61	%) (4)
Portfolio Turnover Rate	94%	88%	78%	56	% (5)

(1)	The JAG Large Cap Growth Fund commenced operations on December 22, 2011.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	Annualized.

(5)	Not annualized.

(6)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(7)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

JAG Large Cap Growth Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period Presented

	Class I

	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,
	2015	2014	2013	2012 (1)
Net asset value, beginning of period	$15.60	$13.89	$11.75	$10.00
Income (loss) from investment operations:
Net investment loss (6)	(0.10)	(0.10)	(0.07)	(0.05)
Net realized and unrealized gain on investments	0.88	1.96	2.22	1.80
Total from investment operations	0.78	1.86	2.15	1.75
Less distributions from:
Net realized gains	(1.18)	(0.15)	(0.01)	—
Total distributions	(1.18)	(0.15)	(0.01)	—
Net asset value, end of period	$15.20	$15.60	$13.89	$11.75
Total return (2)	4.92%	13.47%	18.33%	17.50	% (5)
Net assets, at end of period (000s)	$34,123	$17,024	$14,056	$9,958

Ratio of gross expenses to average net assets (3)(7)	1.52%	1.51%	1.69%	2.17	% (4)
Ratio of net expenses to average net assets (7)	1.25%	1.25%	1.50%	1.50	% (4)
Ratio of net investment loss to average net assets (7)(8)	(0.64%)	(0.66%)	(0.56%)	(0.61	%) (4)
Portfolio Turnover Rate	94%	88%	78%	56	% (5)

(1)	The JAG Large Cap Growth Fund commenced operations on December 22, 2011.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	Annualized.

(5)	Not annualized.

(6)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(7)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

JAG Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS

September 30, 2015

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (“the Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of forty-three series. These financial statements include the following series: JAG Large Cap Growth Fund (the “Fund”). The Fund is a separate diversified series of the Trust. JAG Capital Management LLC (the “Manager”), acts as manager to the Fund. The JAG Large Cap Growth Fund commenced operations on December 22, 2011. The Fund’s investment objective is capital appreciation.

The Fund offers three classes of shares: Class A, Class C and Class I shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

The following is a summary of significant accounting policies consistently followed by the Fund which are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

a)          Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Fund may invest in portfolios of open-end or closed-end investment companies and exchange traded funds (the “underlying funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies and exchange traded funds, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or exchanged traded fund purchased by the Fund will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided such valuations represent fair value.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

JAG Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the valuation inputs, representing 100% of each Fund’s investments, used to value the Funds’ net assets as of September 30, 2015:

Assets		Level 2	Level 3
		(Other Significant	(Other Significant
Security	Level 1	Observable	Unobservable
Classifications (a)	(Quoted Prices)	Inputs)	Inputs)	Totals
Common Stocks	$41,712,248	$—	$—	$41,712,248
Short-Term Investments	10,102,780	—	—	10,102,780
Total	$51,815,028	$—	$—	$51,815,028

(a)	As of and during the year ended September 30, 2015, the Fund held no securities that were considered to be “Level 2” or “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable. There were no transfers between Level 1 and Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period. For a detailed break-out of Common Stocks by Industry classification, please refer to the Schedule of Investments.

b)          Federal Income Tax - The Fund has qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provisions are required.

As of and during the year ended September 30, 2015, the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations. As of September 30, 2015, the Fund did not incur any interest or penalties. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012, 2013 and 2014), or expected to be taken in the Fund’s 2015 tax returns. The tax filings are open for examination by applicable taxing authorities, U.S. Federal, Nebraska, and foreign jurisdictions. No examination of the Fund’s tax returns is presently in progress.

c)          Distribution to Shareholders - Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. The Fund distributes annually to shareholders.

JAG Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

d)          Multiple Class Allocations - Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

e)          Other - Investment and shareholder transactions are recorded on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on debt securities over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

f)          Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g)          Commitments and Contingencies - In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

h)          Sales Charges (loads) - A maximum sales charge of 5.75% is imposed on Class A shares of the Fund. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The respective shareholders pay such CDSC charges, which are not an expense of the Fund. For the year ended September 30, 2015, there were no CDSC fees paid.

(2)	INVESTMENT TRANSACTIONS

For the year ended September 30, 2015, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales
$41,204,468	$26,974,349

(3)	MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

JAG Capital Management LLC (the “Manager”) acts as investment manager to the Fund pursuant to the terms of the Management Agreement. Under the terms of the Management Agreement, the Manager manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Manager provides the Fund with investment advice and supervision and furnishes an investment program for the Fund. For its investment management services, the Fund pays to the Manager, as of the last day of each month, an annualized fee equal to 1.00% of average net assets, such fee to be computed daily based upon daily average net assets of the Fund. The Manager pays for all employees, office space and facilities required by it to provide services under the Management Agreement, with the exception of specific items of expense (as detailed in the Management Agreement). For the year ended September 30, 2015, management fees of $284,410 were incurred by the Fund, before the waiver and reimbursement described below.

JAG Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

The Manager and the Trust, with respect to the Fund, have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding any front end or contingent deferred loads, Rule 12b-1 fees, brokerage commissions; leverage interest, dividends on securities sold short; taxes; costs of investing in underlying funds; expenses incurred with any merger or reorganization, and extraordinary expenses such as litigation) at 1.25% of the Fund’s average daily net assets through January 31, 2016. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Trustees.

For the year ended September 30, 2015, the Manager waived Advisory Fees and reimbursed expenses in the amount of $76,646. As of September 30, 2015, the manager may recapture $34,078 before September 30, 2016, $43,440 before September 30, 2017 and $76,646 before September 30, 2018 subject to the terms of the Expense Limitation Agreement.

The Trust has entered into a Management Services Agreement with MFund, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and administration services. For MFund’s services to the Fund, the Fund pays MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the year ended September 30, 2015, the Fund incurred $33,441 for such fees.

A Trustee and Officer of the Trust is also the controlling member of MFund, Alphacentric Advisors LLC, and Catalyst Capital Advisors LLC (Alphacentric and Catalyst each serve as an investment advisor to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacities.

J.A. Glynn Investments, LLC. acted as the broker of record on executions of purchases and sales of the Fund’s portfolio investments. For those services, J.A. Glynn Investments, LLC received $13,193 in brokerage commissions from the Fund for the year ended September 30, 2015. Certain Officers and/or employees of the Manager have an affiliation with J.A. Glynn Investments, LLC.

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Effective July 2, 2015, the Independent Trustees are paid a quarterly retainer of $500 per Fund in the Trust. Prior to July 2, 2015, Independent Trustees were paid a quarterly retainer of $350 per Fund in the Trust. The Independent Trustees also receive, at the discretion of the Chairman, $500 per Valuation Committee meeting attended, $500 per special telephonic board meeting attended and $2,000 per special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting are shared equally by the Funds of the Trust and Variable Insurance Trust to which the meeting relates. The Lead Independent Trustee of the Trust receives an additional fee of $150 per Fund in the Trust per quarter. The Chairman of the Trust’s Audit Committee receives an additional fee of $400 per Fund in the Trust per year. The fees paid to the Trustees are paid in Fund shares.

Certain Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity.

Effective April 2015, Pursuant to the Services Agreements, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Services Agreement.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1(the “Plan”), under the 1940 Act for Class A shares and Class C shares, that allows the Fund to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. Class A shares are currently paying 0.25% per annum of 12b-1 fees. Class C shares are currently paying 1.00% per annum of 12b-1 fees. The Trust has not adopted a plan for Class I shares. The fee may be used for a variety of purposes, including compensating dealers and other

JAG Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

financial service organizations for eligible services provided by those parties to the Fund and its shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and the Manager for distribution related expenses.

For the year ended September 30, 2015, J.A. Glynn & Co., an affiliated broker, received $1,684 in underwriter commissions from the sale of shares of the Fund.

(4)	TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended September 30, 2015 and September 30, 2014 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2015	September 30, 2014
Ordinary Income	$184,384	$—
Long-Term Capital Gain	1,873,339	242,517
	$2,057,723	$242,517

As of September 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	Loss and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$1,503,939	$(169,934)	$—	$—	$4,707,350	$6,041,355

The difference between book basis and tax basis accumulated net realized gain and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $169,934.

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses resulted in reclassification for the year ended September 30, 2015 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(36,807)	$36,807	$—

(5)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2015, Mid Atlantic Trust Company held 34.11% of the voting securities of the Fund, for the sole benefit of customers and may be deemed to control the Fund.

JAG Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

(6)	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

(7)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Mutual Fund Series Trust
and the Shareholders of JAG Large Cap Growth Fund

We have audited the accompanying statement of assets and liabilities of JAG Large Cap Growth Fund (the “Fund”), a series of shares of beneficial interest in Mutual Fund Series Trust, including the schedule of investments, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period December 22, 2011 (commencement of operations) through September 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of JAG Large Cap Growth Fund, as of September 30, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the three-year period then ended and for the period December 22, 2011 through September 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
November 30, 2015

JAG Large Cap Growth Fund

Additional Information (Unaudited)

September 30, 2015

Proxy Voting Policy and Portfolio Holdings

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-552-4596; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-552-4596; and on the Commission’s website at http://www.sec.gov.

JAG LARGE CAP GROWTH FUND
EXPENSE EXAMPLES (Unaudited)
September 30, 2015

As a shareholder of the JAG Large Cap Growth Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the JAG Large Cap Growth Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2015 through September 30, 2015.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the JAG Large Cap Growth Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	4/1/15	9/30/15	4/1/15 – 9/30/15	4/1/15 – 9/30/15
Class A	$1,000.00	$949.00	$7.33	1.50%
Class C	1,000.00	944.90	10.97	2.25
Class I	1,000.00	950.00	6.11	1.25

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	4/1/15	9/30/15	4/1/15 – 9/30/15	4/1/15 – 9/30/15
Class A	$1,000.00	$1,017.55	$7.59	1.50%
Class C	1,000.00	1,013.79	11.36	2.25
Class I	1,000.00	1,018.80	6.33	1.25

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**	Annualized.

JAG Large Cap Growth Fund

Trustees and Officers (Unaudited)

September 30, 2015

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/ distributor of wine, from 2005 to 2011.	43	Variable Insurance Trust since 2010

Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Retired, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	43	Variable Insurance Trust since 2010

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991.	43	Variable Insurance Trust since 2010

JAG Large Cap Growth Fund

Trustees and Officers (Unaudited)(Continued)

September 30, 2015

Interested Trustee** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	Trustee and President	Trustee since 7/2006; President since 2/2012	Managing Member, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to Present; Member, Catalyst Mutuals Fund Distributors LLC, 12/2014-present; Managing Member, MFund Distributors LLC, 10/2012-present; Managing Member, MFund Services LLC, 1/2012 - Present; President, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 to present; CEO, ThomasLloyd Global Asset Management (Americas) LLC, 9/2006 to 2010.	43	Variable Insurance Trust since 2010

Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011; Assistant Vice President, Gemini Fund Services, 2007 - 2012.	N/A	N/A

Aaron Smith 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Manager - Fund Administration, Gemini Fund Services, LLC, since 2012; Authorized Officer, UBS Global Asset Management, a business division of UBS AG, 2010- 2012.	N/A	N/A

Brian Curley 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, since 2012; Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc., 2008 – 2012.	N/A	N/A

Sam Singh 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, 2011- 12/2014; Assistant Vice President of Fund Administration, BNY Mellon, 2007-2011.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015; Chief Compliance Officer, TCG Financial Series Trusts, 9/2015 to Present; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015; Senior Vice President & Chief Compliance Officer, Citi Fund Services, 2004-2010.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, 2/2012 to present; Attorney, Weiss & Associates, 12/2008 to 6/2010.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the Fund advisor.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-552-4596.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust does not jointly market.

Mutual Fund Series Trust
17605 Wright Street
Omaha, NE 68130

ADVISOR
JAG Capital Management LLC
9841 Clayton Road
St. Louis, MO 63124

ADMINISTRATOR
Gemini Fund Services LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

DISTRIBUTOR
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street
26th Floor
Philadelphia, PA 19103

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
The Huntington National Bank
7 Easton Oval
Columbus, OH 43219

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2015	2014
JAG Large Cap Growth Fund	10,750	10,000

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2015	2014
JAG Large Cap Growth Fund	2,000	2,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended September 30, 2015 and 2014 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended September 30, 2015 and 2014 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)    The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)   There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)   Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)   Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)   Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
Principal Executive Officer/President
Date: December 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
Principal Executive Officer/President
Date: December 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Principal Financial Officer/Treasurer
Date: December 4, 2015